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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

CRAFTMADE INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

CRAFTMADE INTERNATIONAL, INC.
650 South Royal Lane, Suite 100
Coppell, Texas 75019
October 24, 2005

To Our Stockholders:
      You are cordially invited to attend our 2005 annual meeting of stockholders, which will be held Tuesday, November 29, 2005, at 9:30 a.m., local time, at our corporate office, 650 South Royal Lane, Suite 100, Coppell, Texas.
      We hold our annual meetings at our corporate office in order to provide our stockholders an opportunity to visit our facility, meet the employees and see your company at work. We feel this is the best way for our investors to see for themselves what we are all about.
      Please read these materials so that you’ll know what we plan to do at the meeting. Also, please sign and return the accompanying proxy card. This way, your shares will be voted as you direct even if you can’t attend the meeting. If you would like to attend, please see the instructions on “How to Attend the Meeting.”

James R. Ridings
Chairman of the Board

GENERAL
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL ONE ELECTION OF DIRECTORS
PROPOSAL TWO RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTING FIRM
STOCKHOLDER PROPOSALS AND OTHER MATTERS
Appendix A
Appendix B

CRAFTMADE INTERNATIONAL, INC.
650 South Royal Lane, Suite 100
Coppell, Texas 75019

NOTICE OF THE 2005 ANNUAL MEETING OF STOCKHOLDERS
       The annual meeting of stockholders of Craftmade International, Inc. (the “Company”) will be held on Tuesday, November 29, 2005, at 9:30 a.m., local time, at the Company’s office at 650 South Royal Lane, Suite 100, Coppell, Texas, for the following purposes:

(1)	To elect nine (9) directors to serve until the next annual meeting of stockholders of the Company and until their successors have been elected and qualified;

(2)	To ratify and approve the selection of BDO Seidman, LLP as the Company’s independent accountants for 2006; and

(3)	To transact any other business properly before the annual meeting.
      Only stockholders of record at the close of business on October 24, 2005, can vote at the meeting.
      A complete list of stockholders entitled to vote at the annual meeting will be maintained at the Company’s offices at 650 South Royal Lane, Suite 100, Coppell, Texas 75019, for ten days prior to the annual meeting.
      All stockholders are cordially invited to attend the annual meeting. Whether or not you plan to attend the annual meeting in person, please complete, sign and date the enclosed proxy and return it promptly in the accompanying envelope. If you do attend the annual meeting in person, you may withdraw your proxy and vote in person. Attendance at the annual meeting is limited to stockholders, their proxies and invited guests of the Company.

By Order of the Board of Directors,

Brad Dale Heimann
Secretary
Coppell, Texas
October 24, 2005

CRAFTMADE INTERNATIONAL, INC.
650 South Royal Lane, Suite 100
Coppell, Texas 75019
Proxy Statement
For Annual Meeting of Stockholders
To be Held on Tuesday, November 29, 2005
GENERAL
      The Board of Directors (the “Board”) of Craftmade International, Inc. (the “Company”) is soliciting proxies for the 2005 annual meeting of stockholders. The annual meeting will be held on Tuesday, November 29, 2005, at 9:30 a.m., local time, at the Company’s office at 650 South Royal Lane, Suite 100, Coppell, Texas. This proxy statement, the form of proxy and annual report to stockholders were first mailed to stockholders on or about October 31, 2005.
Who Can Vote
      Record holders of common stock, par value $0.01 per share (the “Common Stock”), of the Company at the close of business on October 24, 2005 (the “Record Date”), may vote at the meeting. On the Record Date, 5,200,000 shares of Common Stock were outstanding. Each stockholder has one vote for each share of Common Stock held by that stockholder.
How You Can Vote
      Shares represented by a proxy in the form provided to you with this proxy statement will be voted at the annual meeting in accordance with your directions. To be valid and counted at the annual meeting, you must sign, date and return your proxy card to us.
      If you do not specify on your proxy card how you want to vote your shares, we will vote them:

•	FOR the election of the nine (9) nominees for director named in the proxy card; and

•	FOR the approval of BDO Seidman, LLP as the Company’s independent accountants for 2006.
Other Matters to be Acted Upon at the Meeting
      We do not know of any other matters to be presented or acted upon at the annual meeting other than those described above. Under our Bylaws, if any other matter is presented at the meeting on which a vote may properly be taken, the shares represented by proxies in the accompanying form will be voted in accordance with the judgment of the person or persons voting those shares.
Required Votes
      A majority of the shares of Common Stock entitled to vote, present in person at the annual meeting or represented by proxy at the annual meeting shall constitute a quorum at the annual meeting. For purposes of the quorum and the discussion below regarding the votes necessary to take stockholder action, stockholders of record who are present at the annual meeting in person or represented by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the annual meeting, are considered stockholders who are present and entitled to vote, and they count toward the quorum.
      Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. “Uninstructed shares” means shares held by a broker who has not received instructions from its customers on such matters, and the broker has so notified the Company on a proxy form or has otherwise advised us that the broker lacks voting authority. “Broker non-votes” means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers’ instructions.

      Election of Directors. Directors are elected by a plurality of the votes of the shares represented in person or by proxy. Votes may be cast in favor of or withheld with respect to each nominee. Abstentions and broker non-votes will not be counted by us.
      Ratification of Independent Accountants. The affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote is required to ratify BDO Seidman, LLP as the Company’s independent accountants for 2006.
Revocation of Proxies
      You can revoke your proxy at any time before it is exercised in any of three ways:

•	by submitting written notice of revocation to the Secretary of the Company;

•	by submitting another proxy that is properly signed and later dated; or

•	by attending and voting in person at the meeting.
How to Attend the Meeting
      We encourage all holders of Common Stock on the Record Date to attend the annual meeting. This will give you an opportunity to visit the Company’s facility, talk to management and vote your shares in person. If you are interested in attending, call our Corporate Secretary, Brad D. Heimann, at (972) 393-3800 for directions.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The table below sets forth, as of October 14, 2005 the number of shares of Common Stock and the percentage of outstanding shares owned of record by (i) each incumbent director and each nominee for director of the Company; (ii) each named executive officer of the Company; (iii) all directors and named executive officers of the Company as a group; and (iv) each person who beneficially owns more than five percent of the Common Stock. Except as otherwise noted, each named individual has sole voting and investment power with respect to such shares.

		Amount and Nature		Percent
Title of Class	Name of Beneficial Owner	of Beneficial Ownership		of Class

Common Stock	James R. Ridings	612,185	(1)	11.8%
Common Stock	John DeBlois	52,613		1.0%
Common Stock	Brad D. Heimann	41,226	(2)	*
Common Stock	Clifford Crimmings	4,550		*
Common Stock	J. Marcus Scrudder	500		*
Common Stock	A. Paul Knuckley	45,118	(3)	*
Common Stock	Lary C. Snodgrass	27,067	(4)	*
Common Stock	R. Don Morris	3,163		*
Common Stock	L. Dale Griggs	3,000		*
Common Stock	William E. Bucek	2,587	(5)	*
Common Stock	All directors and named executive officers as a group (10 persons)	792,009		15.2%
Common Stock	Schwartz Investment Trust, Inc.	420,000	(6)	8.1%
Common Stock	Schwartz Investment Counsel, Inc.	163,300	(7)	3.1%
Common Stock	Wellington Management Company, L.L.P.	442,000	(8)	10.5%
Common Stock	Munder Capital Management	397,165	(9)	7.6%

*	Less than 1%.

(1)	The address of Mr. Ridings is 650 South Royal Lane, Suite 100, Coppell, Texas 75019.

(2)	Includes 100 shares owned by Mr. Heimann’s spouse and 39,126 shares owned by a trust on behalf of Mr. Heimann’s spouse. Mr. Heimann disclaims beneficial ownership of such shares. Also includes 2,000 shares that may be issued pursuant to stock options that are exercisable within the next 60 days.

(3)	Includes 250 shares owned by Mr. Knuckley’s spouse and 7,200 shares owned by a trust on behalf of Mr. Knuckley’s children, of which Mr. Knuckley is co-trustee. Mr. Knuckley disclaims beneficial ownership of such shares. Also includes 6,000 shares that may be issued pursuant to stock options that are exercisable within the next 60 days.

(4)	Includes 17,000 shares held in the Lary Snodgrass Family Limited Partnership. Mr. Snodgrass claims beneficial ownership of such shares. Includes 4,000 shares held in Snodgrass Children’s Ltd., a family limited partnership. Mr. Snodgrass disclaims beneficial ownership of such shares. Also includes 6,000 shares that may be issued pursuant to stock options that are exercisable within the next 60 days.

(5)	Includes 400 shares held in Jerome Joseph Bucek Family Trust, of which Mr. Bucek is co-trustee. Mr. Bucek disclaims beneficial ownership of such shares.

(6)	The address of Swartz Investment Trust (“SIT”) is 3707 West Maple Road, Bloomfield Hills, Michigan 48301. SIT has sole voting power and sole dispositive power over 420,000 shares. SIT is an investment advisor. The information included in this table and this note is derived from a report on Schedule 13G filed by SIT with the Securities and Exchange Commission on February 21, 2005.

(7)	The address of Swartz Investment Counsel, Inc. (“SICI”) is 3707 West Maple Road, Bloomfield Hills, Michigan 48301. SICI has sole voting power and sole dispositive power over 163,300 shares. SIT is an investment advisor. The information included in this table and this note is derived from a report on Schedule 13G filed by SICI with the Securities and Exchange Commission on February 21, 2005.

(8)	The address of Wellington Management Company, LLP (“Wellington”) is 75 State Street, Boston, Massachusetts 02109. Wellington has shared dispositive power over 442,000 shares and has shared voting power over 402,800 shares. Wellington is an investment adviser. The information included in this table and this note is derived from a report on Schedule 13G filed by Wellington with the Securities and Exchange Commission on February 14, 2005.

(9)	The address of Munder Capital Management (“Munder”) is Munder Capital Center, 480 Pierce Street, Birmingham, Michigan 48009. Munder has sole dispositive power over 397,165 shares and has sole voting power over 382,125 shares. Munder is an investment adviser. The information included in this table and this note is derived from a report on Schedule 13G filed by Munder with the Securities and Exchange Commission on February 9, 2005.
PROPOSAL ONE
ELECTION OF DIRECTORS
General
      Nine directors will be elected at this year’s annual meeting. To fill an existing vacancy on the Board, the Nominating and Corporate Governance Committee and the Board have decided to nominate Mr. Richard T. Walsh. Each director will serve until the next annual meeting and until he or she is succeeded by another director who has been duly elected and qualified.
      We will vote your shares as you specify on the enclosed proxy form. If you sign, date, and return the proxy form, but don’t specify how you want your shares voted, we will vote them for the election of all the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares for that person. Proxies can’t be voted for the election of more than nine persons to the Board of Directors. Directors are elected by plurality vote, and cumulative voting is not permitted.

      Director Nomination Procedures. The Nominating and Corporate Governance Committee considers the appropriate balance of experience, skills and characteristics required of the Board of Directors. It seeks to ensure that at least a majority of the directors are independent under the rules of the NASDAQ Stock Market, that members of the Company’s Audit Committee meet the financial literacy requirements under the rules of the NASDAQ Stock Market, and that at least one of them qualifies as an “audit committee financial expert” under the rules of the SEC. Nominees for director are selected on the basis of their ability to bring sound business judgment to the Board’s deliberations; character and integrity; independence; ability to work with others and compatibility with other Board members; willingness and ability to devote the necessary time to the Company and Board responsibilities; community reputation and business contacts in the communities the Company serves; awareness of both the business and social environment within which the Company operates; business experience in highly competitive environments; public company experience; financial knowledge and experience; an understanding of marketing, technology, law, the impact of government regulations or other specific areas or disciplines; and any associations with organizations that have competitive lines of business or other conflicts of interest with the Company.
      All of the nominees for director are currently members of the Board of Directors with the exception of Richard T. Walsh, who is a nominee. The following sets forth a brief biography describing the principal occupation and certain other information about each nominee for director. Each nominee has consented to serve as a director if elected. The following information about the nominees was provided by the nominees.
Nominees
      James R. Ridings, age 55, has served as Chairman and Chief Executive Officer of the Company since 1986 and President since 1989. Mr. Ridings has also served as the President of Trade Source International, Inc., a Delaware corporation (“TSI”) and subsidiary of the Company, since October 2003. Mr. Ridings has been a director of the Company since its organization in 1985 and was a Vice President from 1985 to 1986. Between 1971 and 1984, Mr. Ridings was a sales representative with Kevco, Inc., Fort Worth, Texas, and its predecessor company, a wholesale distributor of ceiling fans, plumbing supplies and mobile home accessories. Mr. Ridings was elected a director of U.S. Home Systems, Inc. on July 15, 2004. Mr. Riding’s son-in-law, Brad D. Heimann, is the Executive Vice President of the Company.
      Clifford Crimmings, age 55, has served as Vice President of Marketing of the Company since its organization in 1985 and a director since 1987. Between 1969 and 1985, Mr. Crimmings was employed as a sales representative and then as a sales manager with Kevco, Inc. and its predecessor company.
      John DeBlois, age 52, has served as a director of the Company since October 1998, and as Executive Vice President of TSI, since July 1998. Mr. DeBlois served as Vice President of Sales of Trade Source International, Inc. a California corporation (“TSI California”), the predecessor of TSI, from 1987 to July 1998. In 1979, Mr. DeBlois purchased Regal-Lite Corp., a domestic lighting manufacturing company, which was merged into TSI California in 1987. Between 1978 and 1979, Mr. DeBlois served as a retail representative of Mosley, Halgarten, Eastbrook and Weedon, a regional brokerage firm. Between 1975 and 1977, Mr. DeBlois was a stockbroker for Paine Webber Group Inc. Mr. DeBlois received a B.B.A. degree in Economics from Tufts University in 1975.
      A. Paul Knuckley, age 55, has served as a director of the Company since October 1996. Mr. Knuckley has served since 1974 as President and Chief Executive Officer of Knuckley Inc., d.b.a. Ditch Witch of East Texas, and as owner and Vice-President of Witch Equipment Co., Inc. of Ft. Worth, Texas. Prior to 1974, Mr. Knuckley was employed by John Hancock Mutual Life Insurance Company as a life and health underwriter. Mr. Knuckley received a B.B.A. degree from Texas Tech University in 1971 in both Personnel and Administrative Management.
      Lary C. Snodgrass, age 56, has served as a director of the Company since October 1998. Mr. Snodgrass has been employed by Pickens, Snodgrass, Koch & Company, P.C., a public accounting firm, since 1973, serving as managing partner and president from 1980 to 1995 and as a retired partner since 2004. Between 1970 and 1973, Mr. Snodgrass was a senior accountant for Arthur Andersen & Co., an international public accounting firm. Mr. Snodgrass received a B.B.A. degree in Accounting from Texas Tech University in 1970.

Mr. Snodgrass has been a Certified Public Accountant since 1972. Mr. Snodgrass currently serves as an advisory director of Chase Bank — Fort Worth Region.
      William E. Bucek, age 67, has served as a director of the Company since October 2002. Mr. Bucek is the founder of Double B Foods, Inc., a Texas corporation, serving as President from 1971 until 1999, and currently serving as Chairman of the Board and Chief Executive Officer. Mr. Bucek has been a Director of Hill Bank & Trust, Weimar, Texas, since 1994. Mr. Bucek received a B.S. degree from Rice University in 1960.
      L. Dale Griggs, age 72, has served as a director of the Company since October 2002. Mr. Griggs is a retiree from a forty-five year banking career. Mr. Griggs served as Executive Vice President and Director of Overton Bank and Trust of Fort Worth, Texas, from 1983 through 1998 and as Executive Vice President of Frost Bank, Fort Worth, Texas, from 1998 through 2001. Mr. Griggs is currently the Director of First Security State Bank, Cranfills Gap, Texas. Mr. Griggs received a B.S. Degree in Management and Finance from Texas Christian University in Fort Worth, Texas. Mr. Griggs is also a graduate of Southwestern Graduate School of Banking of Southern Methodist University.
      R. Don Morris, age 65, has served as a director of the Company since October 2002. Mr. Morris became Senior Vice President and Chief Financial Officer of Michaels Stores, Inc. in January 1990 and in August 1990 he became an Executive Vice President. Mr. Morris retired from Michaels Stores in 1997. In 1998 he joined the Board of Directors of Jumbo Sports Inc. and served on its Audit and Compensation Committees during its time of bankruptcy. Mr. Morris graduated from Texas Tech University with an M.B.A. in 1962.
      Richard T. Walsh, age 70, is nominated to be a director of the Company. Since 1992, Mr. Walsh has been a business consultant with RT Enterprises in Bloomfield Hills, Michigan. From 1973 to 1992, Mr. Walsh served in various roles at Core Industries, Inc. (“Core Industries”), a diversified NYSE-listed company, including President, Chief Executive Officer and Director, President and Chief Operating Officer, and Vice President Finance. Prior to his career at Core Industries, Mr. Walsh spent over 16 years at Touche Ross & Co., an international accounting and consulting firm. Mr. Walsh received a Bachelor of Science degree in accounting from the University of Notre Dame in 1957.
      The Board of Directors recommends a vote FOR the election of each of the nominees for director named above.
Certain Relationships and Related Transactions
      The Company had a non-interest bearing note receivable from James R. Ridings, Chairman, President and Chief Executive Officer, for $50,000. The note was paid in full in August 2005.
Director Compensation
      Directors who are not otherwise salaried employees of the Company are compensated by payment of $5,000 per board meeting attended in consideration for such service. Committee members are not compensated for attending committee meetings held on the same day as board meetings. Committee members are compensated $2,000 for each committee meeting attended on days when no board meeting is held. Directors who are salaried employees do not receive any additional compensation for their attendance at board meetings.
      During fiscal 2005, the Company paid R. Don Morris a $5,000 monthly retainer for his role as chairman of the Audit Committee. In addition, Mr. Morris received $2,000 for every meeting attended at Craftmade offices. Beginning in May 2005, Lary C. Snodgrass received a retainer of $2,000 per month for his role as a member of the Audit Committee.
Meetings of the Board of Directors
      The Board of Directors met five (5) times during the fiscal year ended June 30, 2005. No incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors and of the Board committees of which they were members during such period.

Committees of the Board of Directors
      The Company’s Board of Directors has four (4) standing committees: Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Qualified Legal Compliance Committee. The duties and members of these committees are as follows.
      Audit Committee. The Audit Committee has a charter adopted by the Board of Directors that sets forth its membership requirements, authority and responsibilities. The full text of the Audit Committee Charter can be found in the “Investor Relations — Governance” section of the Company’s website at www.craftmade.com. The Audit Committee is responsible for oversight of (i) the integrity of the Company’s financial statements and disclosures, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Company’s independent auditing firm (the “External Auditors”), (iv) the performance of the Company’s internal audit function and External Auditors, (v) the Company’s internal control systems, (vi) the Company’s process for monitoring compliance with the Business Ethics Policy (“Ethics Policy”), and (vii) establishing procedures for complaints relating to accounting, internal accounting controls, and auditing matters. The Audit Committee also meets with the External Auditors and with appropriate Company financial personnel about these matters. The functions of the Audit Committee also include recommending to the Board of Directors the appointment of the External Auditors (subject to ratification by the stockholders at the annual meeting), reviewing annually the Audit Committee Charter, approving certain other types of professional service rendered to the Company by the External Auditors and considering the possible effects of such services on the independence of such public accountants. Both the internal accounting department and the External Auditors periodically meet alone with the Audit Committee and always have unrestricted access to the Audit Committee. The Audit Committee currently consists of William E. Bucek, L. Dale Griggs, A. Paul Knuckley, R. Don Morris and Lary C. Snodgrass, each of whom is an outside director. The Board of Directors has determined that all members of the Audit Committee are independent directors under the rules of the NASDAQ Stock Market and the rules and regulations of the SEC. The Board of Directors has determined that Mr. Morris qualifies as an “audit committee financial expert” under applicable SEC and NASDAQ regulations. Mr. Morris is the Chairman of the Audit Committee, and four (4) meetings of the Audit Committee were held during the Company’s fiscal year ended June 30, 2005.
      Compensation Committee. The Compensation Committee has a charter adopted by the Board of Directors that sets forth its membership requirements, authority and responsibilities. The full text of the Compensation Committee Charter can be found in the “Investor Relations — Governance” section of the Company’s website at www.craftmade.com. The Compensation Committee is responsible for (i) assisting the Board of Directors in the discharge of its fiduciary responsibilities relating to the fair and competitive compensation of the Company’s Chief Executive Officer and other executives and (ii) preparing an annual report on executive compensation for inclusion in the Company’s proxy statement for the annual meeting of stockholders. The Compensation Committee currently consists of Messrs. Bucek, Griggs, Knuckley, Morris and Snodgrass, each of whom is an outside director. The Board of Directors has determined that all members of the Compensation Committee are independent directors under the rules of the NASDAQ Stock Market and the rules and regulations of the SEC. Mr. Knuckley is the Chairman of the Compensation Committee. The Compensation Committee met seven (7) times during the Company’s fiscal year ended June 30, 2005.
      Nominating and Corporate Governance Committee: The Nominating and Corporate Governance Committee consists of Messrs. Bucek, Griggs, Knuckley, Morris and Snodgrass, each of whom is an outside director and each of whom the Board of Directors has determined to be qualified as an independent director under the rules of the NASDAQ Stock Market and rules and regulations of the SEC.
      The Nominating and Corporate Governance Committee has a charter adopted by the Board of Directors that sets forth its membership requirements, authority and responsibilities. The full text of the Nominating and Corporate Governance Committee Charter can be found in the “Investor Relations — Governance” section of the Company’s website at www.craftmade.com. The Nominating and Corporate Governance Committee recommends the number of board positions to be filled in accordance with the Bylaws of the Company and the persons to be nominated to serve in those positions. In this regard, the Nominating and

Corporate Governance Committee considers the performance of incumbent directors in determining whether such directors should be nominated to stand for reelection. The Nominating and Corporate Governance Committee also reviews the recommendations of the Chief Executive Officer related to the appointment of executive officers and proposed personnel changes related to such officers and is responsible for conducting an annual review of the Company’s Business Ethics Policy. During the Company’s fiscal year ended June 30, 2005, the Nominating and Corporate Governance Committee held one (1) meeting. Each of the members of the Nominating and Corporate Governance Committee attended the meetings.
      The Nominating and Corporate Governance Committee will consider written proposals from stockholders for nominees for director and has adopted a policy for the consideration of such nominees. In order for a stockholder to nominate an individual to be a director of the Company, the nominating stockholder must provide the Company with timely and complete written notice of the individual to be nominated to the Company’s Board of Directors. In order to be considered timely, a nomination for the election of a director must be received at the principal executive offices of the Company no less than one hundred twenty (120) days before the anniversary date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting, if the election is to be at an annual meeting, or one hundred twenty (120) days before any other meeting date for an election to be held at any other meeting. A stockholder nomination for director must set forth, as to each nominee such stockholder proposes to nominate the name and business or residence address of the nominee; the class and number of shares of Common Stock of the Company which are beneficially owned by the person; the total number of shares that, to the knowledge of the nominating stockholder, would be voted for such person; and the signed consent of the nominee to serve, if elected. The notice by the nominating stockholders shall also set forth the name and residence address of the stockholder and the class and number of shares of Common Stock of the Company which are beneficially owned by the stockholder. Any such nominations should be submitted to the Nominating and Corporate Governance Committee, c/o the Corporate Secretary of the Company, 650 S. Royal Lane, Suite 100, Coppell, TX 75019. Properly submitted recommendations for director by stockholders will be evaluated in the same manner as other nominees.
      The process for identifying and evaluating nominees to the Board of Directors is initiated by identifying a candidate who meets the criteria for selection as a nominee and has the specific qualities or skills being sought based on input from members of the Board of Directors. The Nominating and Corporate Governance Committee evaluates these candidates by reviewing the candidates’ biographical information and qualification and checking the candidates’ references. Qualified nominees are interviewed by at least one member of the Nominating and Corporate Governance Committee. Using the input from such interview and other information obtained by them, the Nominating and Corporate Governance Committee evaluates whether such prospective candidate is qualified to serve as a director and whether the committee should recommend to the Board of Directors that the Board nominate the prospective candidate or elect such candidate to fill a vacancy on the Board. Candidates recommended by the Nominating and Corporate Governance Committee are presented to the Board for selection as nominees to be presented for the approval of the stockholders or for election to fill a vacancy. The Committee and the Board have determined to fill an existing Board vacancy. Accordingly, there is one new nominee to the Board for election at the 2005 Annual Meeting of Stockholders, Richard T. Walsh. The committee will evaluate the size and composition of the Board prior to the 2006 Annual Meeting of Stockholders.
      With the exception of Mr. Walsh, the Company has not received any nominations for persons to serve on the Board of Directors from any stockholder of the Common Stock of the Company and has not rejected any director candidates put forward by a stockholder or group of stockholders who beneficially owned more than five percent (5%) of the Common Stock of the Company for at least one year at the time of the recommendation. The Nominating and Corporate Governance Committee received a nomination from George P. Schwartz, President of Schwartz Investment Counsel, Inc., to nominate Mr. Walsh to serve on the Board of Directors. The Company has not paid any third party a fee to assist in the process of identifying or evaluating candidates.
      Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee is responsible for handling reports of evidence of a material violation of the securities laws or a breach of a fiduciary duty by the

Company or its officers, directors, employees, or agents. The Qualified Legal Compliance Committee has authority and responsibility to inform the Company’s Chief Executive Officer of any report of evidence of these violations, to determine whether an investigation is necessary, and to take appropriate action to address these reports. If the committee determines that an investigation is necessary or appropriate, it has the authority to notify the Audit Committee or the full Board of Directors, initiate an investigation, and retain outside experts. At the conclusion of any such investigation, the Qualified Legal Compliance Committee may recommend an appropriate response to the evidence of a material violation and inform the Chief Executive Officer and Board of Directors of the results of the investigation and the appropriate remedial measures to be adopted. The Audit Committee serves as the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee currently consists of Messrs. Bucek, Griggs, Knuckley, Morris and Snodgrass. The Qualified Legal Compliance Committee meets on an as needed basis. Accordingly, during 2005, the Qualified Legal Compliance Committee did not meet.
Communication with Board Members
      The Board of Directors encourages open, frank, and candid communications with Company security holders. Accordingly, the Board, with the approval of the majority of independent directors, has established a process whereby security holders may communicate with the Board as a whole, or any individual member of the Board. This communication process shall be in the form of written correspondence. If a security holder desires to send a communication to the Board, or a specific Board member, the security holder must prepare the communication in written form and mail or hand deliver this communication to the following address:

ATTN: SECURITY HOLDER COMMUNICATION
Board of Directors
c/o Brad D. Heimann
Executive Vice President
Craftmade International, Inc.
650 South Royal Lane, Suite 100
Coppell, Texas 75019
      All communications so marked and received by the Company shall be recorded and maintained in a log of all correspondence sent to the Board or any individual Board member. All appropriate security holder communication addressed to the Board will be forwarded to the Nominating and Corporate Governance Committee of the Board for consideration at its next committee meeting. Appropriate security holder communications addressed to individual directors, shall be forwarded to the designated director.
Business Ethics Policy
      The Company has adopted a Business Ethics Policy, which is applicable to the directors, executive officers and all employees of the Company, including the principal executive officer, principal financial officer and controller. The Business Ethics Policy is available in the “Investor Relations — Governance” section of the Company’s website at www.craftmade.com.

Executive Officers
      The executive officers of the Company, who are elected by the Board of Directors of the Company and serve at its discretion, are as follows:

Name	Age	Position

James R. Ridings	55	Chairman of the Board, Chief Executive Officer and President of Craftmade; President of TSI
Brad Dale Heimann	31	Executive Vice President and Secretary of Craftmade
Clifford Crimmings	55	Vice President of Marketing of Craftmade
John S. DeBlois	52	Executive Vice President of TSI
J. Marcus Scrudder	38	Chief Financial Officer of Craftmade
Michael L. Patton	36	Chief Accounting Officer of Craftmade
The business experience of Mr. Ridings, Mr. Crimmings and Mr. DeBlois is included under “Proposal One: Election of Directors — Nominees.”
      Brad D. Heimann, age 31, has served as the Executive Vice President of the Company since October 15, 2004, and served as Interim Chief Financial Officer from November 18, 2004 through October 3, 2005. Mr. Heimann was a special projects manager for the Company from 1998 until 2001 and Director of Operations of the Company from 2001 until October 15, 2004. Mr. Heimann earned a Masters of Business Administration from Southern Methodist University. Mr. Heimann’s father-in-law is James R. Ridings, Chairman, Chief Executive Officer and President of the Company.
      J. Marcus Scrudder, age 38, was appointed Chief Financial Officer effective October 3, 2005. Prior to joining Craftmade, Mr. Scrudder served as Operations Manager at privately-owned Crown Equipment Corporation after it purchased the assets of Shannon Corporation in 2004, where Mr. Scrudder was employed since 1997 and served as Chief Financial Officer since 1998. Crown Equipment Corporation is the leading brand of electric lift trucks in North America and the sixth largest manufacturer of such equipment in the world. Mr. Scrudder attended the Executive Program at Southern Methodist University where he received a Masters of Business Administration.
      Michael L. Patton, age 36, has served as Chief Accounting Officer of the Company since October 25, 2004. Prior to Craftmade, Mr. Patton worked for Arista Communication, Inc. (“Arista”), an affinity marketing company, from October 2003 to July 2004, as its Controller and subsequently its Chief Financial Officer . Prior to working for Arista, Mr. Patton, spent 11 years at PricewaterhouseCoopers LLP and worked in the Dallas, New York and London offices. Mr. Patton also attended Baylor University in Waco, Texas, where he earned a Bachelor of Business Administration in Accounting.
Executive Compensation
      The following table sets forth compensation awarded by the Company to its Chief Executive Officer and its four other most highly compensated executive officers (the “named executive officers”), based on salary and bonus earned, whose total compensation exceeded $100,000, rendered during the fiscal years ended June 30, 2005, 2004 and 2003.

Summary Compensation Table

					Long-Term Compensation

		Annual Compensation			Awards

				Other	Restricted	Securities
				Annual	Stock	Underlying	LTIP	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Compensation ($)	Award(s) ($)	Options/SARs (#)	Payouts ($)	Compensation ($)

James R. Ridings	2005	$357,536	—	—	—	—	—	—
Chairman of the Board,	2004	$344,360	—	—	—	—	—	—
Chief Executive Officer and	2003	$331,115	—	—	—	—	—	—
President of Craftmade,
President of TSI
Brad Dale Heimann	2005	$142,583	$25,000	—	—	—	—	$4,069	(1)
Executive Vice President and
Secretary of Craftmade(a)
Kathleen B. Oher(2)	2005	$77,983	—	—	—	—	—	$176,663	(3)
Former Chief Financial Officer	2004	$198,669	—	—	—	—	—	$6,076	(1)
and Secretary of Craftmade	2003	$191,171	—	—	—	—	—	$15,652	(4)
Clifford Crimmings	2005	$206,334	—	—	—	—	—	$5,487	(1)
Vice President of Marketing	2004	$198,695	—	—	—	—	—	$4,656	(1)
of Craftmade	2003	$191,053	—	—	—	—	—	$3,846	(1)
John S. DeBlois	2005	$301,122	—	—	—	—	—	—
Executive Vice President	2004	$298,004	—	—	—	—	—	—
of TSI	2003	$286,541	—	—	—	—	—	—
Michael L. Patton	2005	$86,500	$15,000	—	—	—	—	—
Chief Accounting Officer
of Craftmade

(a)	Mr. Heimann served as Interim Chief Financial Officer from November 18, 2004 through October 3, 2005.

(1)	Contributed by the Company on behalf of the named executive officer to the Company’s 401(k) plan.

(2)	Ms. Oher resigned her positions with the Company and its subsidiaries effective November 17, 2004.

(3)	Includes $2,682 contributed by the Company on behalf of Ms. Oher pursuant to the Company’s 401(k) plan and $173,981 paid to Ms. Oher in accordance with the General Release and Severance Agreement dated November 18, 2004 between the Company and her.

(4)	Includes $5,621 contributed by the Company on behalf of Ms. Oher pursuant to the Company’s 401(k) plan and $10,031 provided to Ms. Oher pursuant to the Company’s tuition reimbursement program.

Option Exercises and Holdings
      The following table summarizes the number and value of options exercised during the fiscal year ended June 30, 2005, if any, as well as the number and value of unexercised options, as of June 30, 2005, for each of the named executive officers of the Company.
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

Value of
			Number of	Unexercised
			Unexercised	In-the-Money
			Options at	Options at
	Shares		FY End	FY End ($)(1)
	Acquired on	Value	Exercisable/	Exercisable/
Name	Exercise (#)	Realized ($)	Unexercisable	Unexercisable

James R. Ridings	—	—	—	—
Brad Dale Heimann	—	—	2,000/0	$18,900/$0
Kathleen B. Oher	10,000	$80,315	—	—
Clifford Crimmings	5,000	$53,661	—	—
John S. DeBlois	—	—	—	—
Michael L. Patton	—	—	—	—

(1)	Calculated using the aggregate market value (based on a June 30, 2005 closing price per share of $16.20) of the shares of Common Stock underlying such options less the aggregate exercise price payable.
Employment Contracts and Termination of Employment Arrangements
      Oher Employment Agreement. Effective October 25, 1999, Kathleen Oher entered into an employment agreement with the Company (the “Oher Employment Agreement”). The term of the Oher Employment Agreement was initially three years. After the initial term, the Oher Employment Agreement was extended for two additional one-year terms. At October 25, 2003, the Oher Employment Agreement was extended for a one-year term. Ms. Oher resigned her position with the Company and its subsidiaries effective November 17, 2004.
      Pursuant to the Oher Employment Agreement, Ms. Oher’s salary was to be increased proportionate to any increases in the salary of the Chief Executive Officer of the Company, subject to certain conditions. In addition, Ms. Oher was entitled to receive an annual bonus based on the performance of the Company, with the standards of such bonus to be comparable to the standards concerning receipt of any bonus by the Chief Executive Officer of the Company. Pursuant to the Oher Employment Agreement, Ms. Oher was entitled to certain other benefits, including the right to participate in any stock option plan of the Company that was provided to the Company’s Chief Executive Officer. Ms. Oher also received a grant of options to purchase 50,000 shares of Common Stock, with an exercise price of $6.75, which vested over five years. The Oher Employment Agreement also contained certain confidentiality and non-competition provisions.
      Oher General Release and Severance Agreement. On November 18, 2004, the Company entered into a General Release and Severance Agreement (the “Agreement”) with Kathleen B. Oher, who previously served as a Director and Chief Financial Officer of the Company. Pursuant to the Agreement, the Company paid Ms. Oher $173,981. The Agreement also contains mutual releases, in which the Company and Ms. Oher each release the other for all claims demands or suits arising prior to the date of the execution of the Agreement.
Board Compensation Committee Report on Executive Compensation
      The Compensation Committee is responsible for reviewing and recommending compensation awards for the Company’s senior executives, including the Chief Executive Officer. The Compensation Committee currently consists of William E. Bucek, L. Dale Griggs, A. Paul Knuckley, R. Don Morris and Lary C. Snodgrass, each of whom is an outside director.

      Executive Compensation: Philosophy and Program Components. The Compensation Committee believes that the overall objective of the executive compensation program should be to encourage and reward enhancement of stockholder value. The Compensation Committee believes that the executive compensation program should be a comprehensive plan that will (i) motivate executives for long-term management of the Company resulting in increased stockholder value; (ii) reward effective management for the Company through annual performance evaluations; and (iii) attract and retain key executives through competitive salaries and other incentives. The Compensation Committee believes that the proper levels and types of compensation should be determined unconstrained by industry median compensation statistics or by the Company’s own past compensation practices and levels. The two primary components of executive compensation are currently base salary and cash bonuses. Executives also participate in certain benefit programs available to other salaried employees.
      Base Salary and Bonus. In the fiscal year ended June 30, 2005, base salaries and bonuses for executive officers were based upon the individual’s responsibilities, experience and expected performance, taking into account, among other things, the individual’s initiative, contributions to the Company’s overall performance and handling of special projects. Base salaries for executive officers generally are reviewed periodically for possible adjustment, but are not necessarily changed that frequently.
      At various times in the past, the Company has adopted certain broad-based employee benefit plans in which the executive officers and other key management employees have been permitted to participate, including the employee’s 401(k) plan and the life and health insurance benefit plans available to all salaried employees. Benefits under these plans are not typically directly or indirectly tied to the Company’s performance.
      Chief Executive Officer Compensation. Mr. Ridings’ base salary for the fiscal year ended June 30, 2005 was $357,536, a 4% increase from $344,360 earned in the prior fiscal year. No bonus was paid to Mr. Ridings for the fiscal year ended June 30, 2005. As with all executive officers, Mr. Ridings’ bonus compensation is linked to individual performance and the Company’s profitability.
      Within the framework described above, the Compensation Committee determines Mr. Ridings’ base salary by reviewing his individual contributions to the Company’s business, level of responsibility, and career experience. The Compensation Committee also reviews the salary structure of chief executive officers of other companies in the industry. The committee does not think narrow quantitative measures or formulas are sufficient for determining Mr. Ridings’ base salary. The committee does not give specific weights to the factors considered, but the primary factor is Mr. Ridings’ individual contributions to the business.
      Mr. Ridings currently does not have any stock options to purchase Common Stock, and, as a result of his current ownership levels of Common Stock, it is not anticipated that he will be awarded stock options in the future. The Company plans to reserve the stock options for future issuance to the Company’s employees and other members of the Company’s management.

Other Executive Officer Compensation.
      In fiscal year ended June 30, 2005, Mr. Heimann, Executive Vice President and Secretary of the Company, who also served as Interim Chief Financial Officer from November 18, 2004 to October 3, 2005, received a base salary of $142,583, a 25% increase from a base salary of $113,811 earned in the prior fiscal year. Mr. Heimann also received a $25,000 bonus for the fiscal year ended June 30, 2005.
      Mr. Crimmings, Vice President of Marketing of the Company, received a base salary of $206,334, a 4% increase from a base salary of $198,695 earned in the fiscal year ended June 30. No bonus was paid to Mr. Crimmings for the fiscal year ended June 30, 2005.
      Mr. DeBlois, Vice President of Marketing of the Company, received a base salary of $301,122, a 1% increase from a base salary of $298,004 earned in the prior fiscal year. No bonus was paid to Mr. DeBlois for the fiscal year ended June 30, 2005.

      Mr. Patton, Chief Accounting Officer, received a base salary of $86,500 for the fiscal year ended June 30, 2005. There was no increase over the prior year since Mr. Patton began his employment with the Company on October 25, 2004. Mr. Patton also received a $15,000 bonus for the fiscal year ended June 30, 2005.

By the Compensation Committee:

William E. Bucek
L. Dale Griggs
A. Paul Knuckley
R. Don Morris
Lary C. Snodgrass
Compensation Committee Interlocks and Insider Participation
      No member of the Compensation Committee is or has been an officer or employee of the Company or any of it subsidiaries. The members of the Compensation Committee had no other relationships with the Company requiring disclosure pursuant to Item 404 of SEC Regulation S-K. No executive officer of the Company served as a member of the Compensation Committee (or other Board committee performing similar functions or, in the absence of any such committee, the entire Board of Directors) of another corporation whose executive officer served on the Compensation Committee. No executive officer of the Company served as a director of another corporation whose executive officers served on the Compensation Committee. No executive officer of the Company served as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another corporation an executive officers of which served as a Director of the Company.
Audit Committee Report
      In this section below, financial and accounting management policies and practices of the Company are described.
      Composition. The Audit Committee of the board of directors is composed of five independent directors, as defined under Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The Audit Committee presently consists of William E. Bucek, L. Dale Griggs, A. Paul Knuckley, R. Don Morris and Lary C. Snodgrass. The Board of Directors has adopted a written charter for the Audit Committee.
      Responsibilities. The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Company’s independent accountants. Management is responsible for the Company’s internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee’s responsibility is to oversee these processes.
      Review with Management and Independent Accountants. In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.”
      The Company’s independent accountants also provided to the Audit Committee the written disclosures required by Independent Standards Board Standard No. 1, “Independent Discussions with Audit Committees,” and the Audit Committee discussed with the independent accountants, BDO Seidman, LLP, the firm’s independent accountants.

      Summary. Based upon the Audit Committee’s discussions with management and the independent accountants and the Audit Committee’s review of the representations of management, and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended June 30, 2005 as filed with the Securities and Exchange Commission.

By the Audit Committee:

William E. Bucek
L. Dale Griggs
A. Paul Knuckley
R. Don Morris
Lary C. Snodgrass

Stock Performance Graph
      The following graph provides an indicator of and compares the percentage change of cumulative total shareholder return of the Company’s Common Stock against the cumulative total return of the Russell 2000 Index and the Nasdaq Composite Index. This graph assumes $100 was invested on June 30, 2000 in the Company’s Common Stock, the Russell 2000 Index and the Nasdaq Composite Index. Both the Russell 2000 Index and the Nasdaq Composite Index exclude the Company. This graph also assumes that the Company’s quarterly dividend was reinvested in the Company’s Common Stock.

	6/30/2000	6/30/2001	6/30/2002	6/30/2003	6/30/2004	6/30/2005

Craftmade	100.00	77.04	140.44	186.22	218.67	171.26

Russell 2000	100.00	110.64	100.96	98.20	125.88	135.19

Nasdaq Composite	100.00	86.77	69.17	73.19	83.91	84.14

      The historical stock price performance of the Company’s Common Stock shown on the graph above is not necessarily an indication of future stock performance.
      The Company has compared its stock price performance with that of the Russell 2000 Index as it does not believe it can reasonably identify a peer group and no comparable published industry or line-of-business index is available. The Russell 2000 Index consists of companies with market capitalization similar to that of the Company; accordingly, the Company believes the Russell 2000 Index is the best available performance comparison.
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and beneficial owners of more than 10% of the outstanding shares of Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Otherwise, to the Company’s knowledge, based solely upon its review of the copies of such forms received by it and written representations from reporting persons, the Company believes that all such reports were submitted on a timely basis during the fiscal year ended June 30, 2005.

PROPOSAL TWO
RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTING FIRM
      On May 13, 2005, Craftmade International, Inc. (the “Company”) dismissed PricewaterhouseCoopers, LLP (“PwC”) as the Company’s independent registered public accounting firm. In accordance with the terms of the Audit Committee Charter, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) solely participated in and approved the decision to dismiss PwC.
      PwC’s reports on the Company’s consolidated financial statements for the years ended June 30, 2004 and June 30, 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.
      During the years ended June 30, 2004 and June 30, 2003 and through May 13, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC would have caused it to make reference thereto in connection with its reports on the financial statements for such years.
      During the years ended June 30, 2004 and June 30, 2003 and through May 13, 2005, there have been no reportable events, as defined in Item 304 of Regulation S-K, except as noted in the following paragraphs:

(i)	The Company disclosed in its Form 10-Q for the quarter ended March 31, 2004, that in evaluating its disclosure controls and procedures, management considered certain items as “reportable conditions” (as defined under standards established by the American Institute of Certified Public Accountants (“AICPA”)) that were identified in a letter dated April 19, 2004 addressed to the Company’s Chief Executive Officer from PwC and then communicated to the Audit Committee. The reportable conditions included conditions surrounding internal controls regarding: calculation of the weighted average number of shares outstanding; timely cash reconciliation; estimation of inventory reserves; software used for financial consolidation; past audit adjustments; supervision and review controls regarding journal entries; accounting for new product rollouts with mass merchandisers; discipline around financial reporting; depth of financial accounting and reporting personnel; and policies and procedures used to develop accruals and estimates.

(ii)	In connection with the audit of the Company’s consolidated financial statements for the fiscal year ended June 30, 2004, PwC informed the Audit Committee that it believed that the personnel and management of the Company who perform its accounting and financial reporting functions were not sufficiently expert in U.S. GAAP and the requirements of the SEC and the Public Company Accounting Oversight Board, and this lack of expertise represented a material weakness (as defined under standards established by the AICPA) in the operation of internal control over financial reporting.
      These reportable conditions and the material weakness, and the Company’s efforts to remediate them are described in Item 9A of the Company’s Form 10-K for the year ended June 30, 2004, as filed with the SEC on September 28, 2004, and the Company’s Form 10-Q for the quarters ended September 30, 2004, as filed with the SEC on November 9, 2004; December 31, 2004, as filed with the SEC on February 9, 2005; and March 31, 2005, as filed with the SEC on May 11, 2005.
      The Company furnished a copy of the Current Report on Form 8-K, as filed with the SEC on May 19, 2005, to PwC and requested that PwC furnish the Company with a letter addressed to the Commission stating whether or not it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of such letter is attached as Exhibit 16.1 to the Current Report on Form 8-K as filed with the SEC on May 19, 2005.
      On May 18, 2005, the Company engaged BDO Seidman, LLP (“BDO”) as the Company’s new independent registered public accounting firm to audit the Company’s financial statements, to audit the Company’s internal controls over financial reporting and to perform procedures related to the financial statements included in the Company’s quarterly reports on Form 10-Q for the year ending June 30, 2005. In accordance with the terms of the Audit Committee Charter, the Audit Committee solely participated in and approved the decision to engage BDO. Prior to engaging BDO as its independent registered public accounting firm, the Company did not consult with or obtain oral or written advice from BDO regarding any of the matters described in Item 304(a)(2)(i) of Regulation S-K or Item 304(a)(2)(ii) of Regulation S-K.
      Accordingly, BDO is nominated as the Company’s independent public accountants in 2006. The Audit Committee and the Board believe that BDO offers the best quality and service for a company of Craftmade’s size. Partners and employees of the firm engaged in audits are periodically changed, providing the Company with new expertise and experience. Representatives of BDO have direct access to members of the Audit Committee and regularly attend its meetings. Representatives of BDO will attend the annual meeting to answer appropriate questions and make a statement if they desire.

Principle Accountant Fees and Services
      Aggregate fees for professional services rendered for the Company by BDO and PricewaterhouseCoopers for the years ended June 30, 2005 and 2004 were as follows:

	2005			2004

	BDO	PwC	Total	BDO	PwC	Total

Audit fees	$393,030	$196,485	$589,515	$0	$625,561	$625,561
Audit related fees	—	1,500	1,500	98,943	147,166	246,109
Tax fees	—	70,475	70,475	—	77,480	77,480

Total	$393,030	$268,460	$661,490	$98,943	$850,207	$949,150

      Audit Fees. For the years ended June 30, 2005, these fees were for professional services rendered for the audits of the consolidated financial statements, audits of internal control over financial reporting, reviews of the interim financial statements, reviews of filings of Forms 10-Q and 10-K with the Securities and Exchange Commission, and the evaluation by the Company’s management and independent auditors of the proper interpretation of FIN 46 with respect to the Company’s 50% owned subsidiaries. For the years ended June 30, 2004, these fees were for professional services rendered for the audits of the consolidated financial statements, reviews of the interim financial statements, reviews of filings of Forms 10-Q and 10-K with the Securities and Exchange Commission.
      Audit Related Fees. For the year ended June 30, 2005, these fees related to subscription of a technical accounting research facility. For the year ended June 30, 2004, these fees related to consultation with the Company regarding compliance with Section 404 of the Sarbanes-Oxley Act of 2002.
      Tax Fees. Tax fees paid to PricewaterhouseCoopers for the years ended June 30, 2005 and 2004 were related to the preparation of tax returns, tax planning and tax advice.
      There were no other fees paid to BDO or PricewaterhouseCoopers.
Audit Committee Pre-Approval Policies and Procedures
      The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services performed by the Company’s independent auditor. Except as noted below, no audit services or non-audit services shall be provided to the Company by the independent auditor unless first pre-approved by the Audit Committee and unless permitted by applicable securities laws and the rules and regulations of the SEC. If the Audit Committee approves an audit service within the scope of the engagement of the independent auditor, such audit service shall be deemed to have been pre-approved.
      Pre-approval shall not be required for non-audit services provided by the independent auditor, if (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than the five percent (5%) of the total amount of revenues paid by the Company to the independent auditor during the fiscal year in which such non-audit services are provided, (ii) such non-audit services were not recognized by the Company at the time of the independent auditor’s engagement to be non-audit services, and (iii) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.
      The Audit Committee may delegate to one or more members of the Audit Committee the authority to grant pre-approval of certain non-audit services. The decision of any member to whom such authority is delegated to pre-approve non-audit services shall be presented to the full Audit Committee for its approval at its next scheduled meeting.
      The Audit Committee and the Board of Directors recommend a vote FOR BDO Seidman, LLP as independent accountants for 2006.
STOCKHOLDER PROPOSALS AND OTHER MATTERS
      Any stockholder who intends to present a proposal at the 2006 Annual Meeting of Stockholders, and who wishes to have a proposal included in the Company’s proxy statement for that meeting, must deliver the proposal to the Secretary of the Company at the Company’s executive offices in Coppell, Texas, for receipt no later than July 1, 2006. A stockholder proposal submitted outside of the processes established in Regulation 14a-8 promulgated by the Securities and Exchange Commission will be considered untimely September 20, 2006.
      The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain employees of the Company, who will receive no special compensation therefore, may solicit proxies in person or by telephone or telegraph. No additional written materials besides the proxy statement have been authorized or will be employed in connection with the solicitation of proxies.
      The annual report to stockholders for the fiscal year ended June 30, 2005 is enclosed with this proxy statement. The annual report does not form any part of material for the solicitation of proxies.

By Order of the Board of Directors,

Brad Dale Heimann
Secretary

Appendix A
CRAFTMADE INTERNATIONAL, INC.
Audit Committee Charter
      This Audit Committee Charter (“Charter”) sets forth the purpose and membership requirements of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Craftmade International, Inc. (the “Company”) and establishes the authority and responsibilities delegated to it by the Board.
      1.     Purpose. The Committee has oversight of (i) the integrity of the Company’s financial statements and disclosures, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Company’s independent auditing firm (the “External Auditors”), (iv) the performance of the Company’s internal audit function and External Auditors, (v) the Company’s internal control systems, (vi) the Company’s process for monitoring compliance with the Business Ethics Policy (“Ethics Policy”), and (vii) establishing procedures for complaints relating to accounting, internal accounting controls, and auditing matters.
      2.     Qualifications of Members and Compensation.

2.1. Composition. The Committee shall consist of three (3) or more members of the Board. The full Board shall designate members of the Committee and shall select only qualified, independent directors to serve on the Committee. The Chairperson of the Committee shall be designated by the Board. Membership on the Committee shall rotate at the full Board’s discretion. The full Board will fill vacancies on the Committee and may remove a Committee member from the membership of the Committee at any time without cause. Members shall serve until their successors are appointed by the Board.

2.2. Independence. Each member of the Committee must meet the independence requirements of the NASDAQ Stock Market Marketplace Rules and the rules and regulations of the Securities and Exchange Commission (“SEC”), and applicable state and federal law including the following requirements:

2.2.1. No director shall be considered “independent” if such director is, or at any time during the past three years was, employed by the Company or by any parent or subsidiary of the Company.

2.2.2. No director shall be considered “independent” if such director accepted or has a Family Member who accepted any payments from the Company or any parent or subsidiary of the Company in excess of $60,000 during the current or any of the past three fiscal years, other than the following: (i) compensation for board or board committee service; (ii) payments arising solely from investments in the Company’s securities; (iii) compensation paid to a Family Member who is a non-executive employee of the Company or a parent or subsidiary of the Company; (iv) benefits under a tax qualified retirement plan, or non-discretionary compensation; or (v) loans permitted under Section 13(k) of the Securities and Exchange Act of 1934 (the “Act”).

2.2.3. No director shall be considered “independent” if such director is a Family Member of an individual who is, or at any time during the past three years was, employed by the Company or by any parent or subsidiary of the Company as an executive officer.

2.2.4. No director shall be considered “independent” if such director is, or has a Family Member who is, a partner in, or a controlling stockholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000 whichever is more, other than the following: (i) payments arising solely from investments in the Company’s securities; or (ii) payments under non-discretionary charitable contribution matching programs.

2.2.5. No director shall be considered “independent” if such director of the listed Company is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the listed Company serve on the compensation committee of such other entity.

2.2.6. No director shall be considered “independent” if such director is or has a Family Member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years.

2.2.7. No director shall be considered “independent” if such director accepts directly or indirectly any consulting, advisory or other compensatory fee from the Company or any subsidiary thereof, other than fees received in such director’s capacity as a member of the Board, the Committee or any other Board committee.

Notwithstanding Subsections 2.2.1-2.2.7 above, the Committee may, under exceptional and limited circumstances, have one (1) member who is not “independent”; provided, that (i) such member meets the criteria set forth in Section 10A(m)(3) under the Act and the rules thereunder and (ii) is not a current officer or employee of the Company or a Family Member of such officer or employee and the Board determines that the membership on the Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination (or, if the Company does not file a proxy, in its Form 10-K), the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve longer than two years and may not chair the Committee. For purposes of the above, the term Family Member as defined in NASD Rule 4200(a)(14) means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home.

2.3. Financial Statements. No person that shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years may be a member of the Committee.

2.4. Financial Literacy. Each member of the Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement. At least one (1) member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background that results in the member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, in connection with the preparation of any reports regarding the financial experience of the members of the Committee to be included in the Company’s periodic public reports, the Board shall determine with respect to each member of the Committee whether or not, in the Board’s judgment, such member is a “financial expert,” as such term is defined by the SEC. In the absence of any definition of the term “financial expert” by the SEC, a member of the Committee shall be considered a “financial expert” if, in the Board’s judgment, such member has, through education and experience as a public accountant or auditor or as a principal financial officer, comptroller or principal accounting officer of a public company, or from a position involving the performance of similar functions: (i) an understanding of generally accepted accounting principles and financial statements, (ii) experience in (a) the preparation or auditing of financial statements of public corporations that are generally comparable to the Company and (b) the application of generally accepted accounting principles in connection with accounting for estimates, accruals and reserves, (iii) experience with internal accounting controls, and (iv) an understanding of audit committee functions.

2.5. Compensation. The members of the Committee shall not receive any direct or indirect compensation from the Company, other than fees received in such member’s capacity as a member of the Committee, of the Board, or any other committee of the Board.

2.6. Subcommittees. The Committee shall have the authority to delegate authority and responsibilities to subcommittees; provided, that no subcommittee shall consist of less than two members.
      3.     Authority.

3.1. Advisors. The Committee shall have the authority to retain, at the Company’s expense, independent legal, financial and other advisors (“Advisors”) it deems necessary to fulfill its responsibilities, without obtaining the approval of the Board or any officer of the Company in advance.

3.2. Funding. The Committee shall have the authority to determine, on behalf of the Company, the compensation of (i) the External Auditor for its services in rendering an audit report and (ii) any Advisors employed by the Company pursuant to Section 3.1.
      4.     Meetings.

4.1. Periodic Meetings. The Committee shall meet at least once per fiscal quarter in connection with its review of the Company’s financial statements and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” that are to be included in its Form 10-Q and Form 10-K filings with the SEC and the preparation of the Committee’s report to be included in the Company’s proxy statement in connection with the Company’s annual meeting of stockholders pursuant to Section 12.2 below. Special meetings shall be called, from time to time, as the circumstances dictate in the judgment of the Board or the Committee.

4.2. Minutes. Minutes of each meeting of the Committee shall be kept to document the discharge by the Committee of its responsibilities and a copy thereof shall be sent to the members of the Board.

4.3. Quorum. A quorum shall consist of at least one-third of the Committee’s membership, but no fewer than two persons. All action taken by the Committee shall be deemed approved on the vote of a majority of the quorum.

4.4. Action by Unanimous Written Consent. Unless otherwise restricted by the Certificate of Incorporation or the Bylaws of the Company, any action required or permitted to be taken at any meeting of the Committee may be taken without a meeting, if all members of the Committee, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Committee.
      5.     Pre-Approval Requirements.

5.1. Committee Pre-Approval of Expenses. All auditing services and non-audit services that are provided to the Company by the External Auditor shall be pre-approved by the Committee, except as described in Section 5.2 below. If the Committee approves an audit service within the scope of the engagement of the External Auditor, such audit service shall be deemed to have been pre-approved for purposes of this Section.

5.2. Pre-Approval Exception. Pre-approval shall not be required under Section 5.1 for non-audit services provided by the External Auditor, if (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than the five percent (5%) of the total amount of revenues paid by the Company to the External Auditor during the fiscal year in which such non-audit services are provided, (ii) such non-audit services were not recognized by the Company at the time of the External Auditor’s engagement to be non-audit services, and (iii) such non-audit services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.

5.3. Delegation of Pre-Approval Authority. The Committee may delegate to one (1) or more members of the Committee the authority to grant pre-approval of non-audit services required by this Section, including the pre-approval described in clause (iii) of Section 5.2. The decision of any member to whom such authority is delegated to pre-approve non-audit services shall be presented to the full Committee for its approval at its next scheduled meeting.

      6.     External Auditor Oversight.

6.1. Selection and Evaluation. Subject to stockholder ratification, the Committee shall have sole responsibility for the appointment, retention, oversight, termination and replacement of the External Auditor and for the approval of all audit and engagement fees. The Committee shall evaluate the performance of the External Auditor. The Committee shall present its evaluation to the full Board.

6.2. Independence. The Committee shall not approve the appointment or retention of any External Auditor if the Company’s CEO, controller, CFO, chief accounting officer, or any person serving in an equivalent position to any of the foregoing for the Company, was employed by such External Auditor and participated in any capacity in the audit of the Company during the one (1) year period preceding the date of the initiation of the audit for which the External Auditor is engaged or proposed to be engaged. The Committee shall annually meet with management and the External Auditor to assess and satisfy itself as to the independence of the External Auditor. In doing so, the Committee shall annually obtain from the External Auditor a written statement delineating (i) all relationships between the External Auditor and the Company, (ii) all other relationships that may impact the External Auditor’s objectivity and independence, and (iii) all the disclosures required by Independence Standards Board Standard No. 1. The Committee shall actively engage in a dialogue with the External Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the External Auditor. The Committee shall take any appropriate action in response to the External Auditor’s statements to satisfy the Committee of the External Auditor’s independence.

6.3. Audit Partner Rotation. The Committee shall annually obtain from the External Auditor a written statement confirming that neither the lead (or coordinating) audit partner having primary responsibility for the Company’s audit nor the audit partner responsible for reviewing the Company’s audit has performed audit services for the Company in each of the Company’s five (5) previous fiscal years.

6.4. Review of External Auditor Reports. The Committee shall periodically obtain and review with management and the External Auditor the reports required to be prepared by the External Auditor under Section 10A(k) of the Act regarding (i) all critical accounting policies and practices used in the Company’s audit; (ii) all alternative treatments of the Company’s financial information within GAAP that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the External Auditor; and (iii) all other material written communications between the External Auditor and management, such as any management letter or schedule of unadjusted differences.

6.5. Internal Control Assessment. The Committee shall annually obtain from the External Auditor a written report in which the External Auditor attests to and reports on the assessment of the Company’s internal controls made by the Company’s management.

6.6 Non-Audit Services. The Committee shall review with management and decide whether to approve the retention of the External Auditor for any non-auditing services proposed to be rendered to the Company, including assessing their compatibility with maintaining the External Auditor’s independence. No non-audit services may be provided to the Company by the External Auditor unless approved in advance by the Committee under Section 5 above. The External Auditor shall not provide to the Company, and the Committee shall not have the authority to approve the provision to the Company by the External Auditor of, those services described in Section 201 of the Sarbanes-Oxley Act of 2002 (the “Act”) or any other service that the Public Company Accounting Oversight Board established under the Act determines, by regulation may not be provided to the Company by the External Auditor.

6.7. Accountability of External Auditor. The External Auditor shall report directly to the Committee and shall be ultimately accountable to the Committee. The Committee shall obtain an annual written statement from the External Auditor confirming its accountability to the Committee.
      7.     Internal Auditing. The Committee shall annually evaluate the need for an internal auditing department and report to the Board its findings.

      8.     Financial Statements and Disclosure Oversight.

8.1. SEC Filings and Earnings Releases and Guidance. Prior to the filing by the Company with the SEC of any annual report on Form 10-K or any quarterly report on Form 10-Q, the Committee shall review with management and the External Auditor the financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. In addition, the Committee shall review with management and the External Auditor the Company’s policies and procedures (including types of information to be disclosed and the type of presentation to be made) with respect to the press releases that contain information regarding the Company’s historical or projected financial performance or the provision of any such information or other financial information to a financial analyst or rating agency.

8.2. Audit Assessment. The Committee shall review with management and the External Auditor any problems or difficulties encountered in connection with the audit process, including any restrictions on the scope of the External Auditor’s activities or on access to requested information, any accounting adjustments that were noted or proposed by the External Auditor but that were passed (as immaterial or otherwise), any communications between the External Auditor’s team assigned to the Company’s audit and the External Auditor’s national office respecting auditing or accounting issues presented by the Company’s audit, and any “management” or “internal control” letter issued, or proposed to be issued, by the External Auditor to the Company.

8.3. SAS 61. The Committee shall discuss with the External Auditor the matters required to be discussed under Statement on Auditing Standards No. 61 “Communication with Audit Committee” (such as significant adjustments, management judgments and accounting estimates, significant new accounting policies, any disagreements with management, the independent accountants’ judgments about the quality of the Company’s accounting principles, and any uncorrected misstatements pertaining to a current period whose effects management believes are immaterial to the financial statements taken as a whole).

8.4. Accounting Changes. The Committee shall, before their implementation, review with management and the External Auditor all changes proposed to be made in the Company’s accounting principles and practices.

8.5. Disagreements. The Committee shall periodically inquire of management and the External Auditor as to any disagreements that may have occurred between them relating to the Company’s financial statements or disclosures. The Committee shall have sole responsibility for the resolution of any disagreements between management and the External Auditor regarding financial reporting.

8.6. Adequate Disclosure. The Committee shall periodically confirm with the External Auditor, and, if the Committee deems it appropriate, outside legal counsel that the Company’s financial statements comport with the disclosure requirements of federal securities laws, notwithstanding their conformity to accounting principles and practices.

8.7. Criticisms. The Committee shall periodically inquire of management and the External Auditor as to their knowledge of any criticism of the Company’s financial statements or disclosures by any financial analysts, media sources or other reliable third-party sources. In addition, the Committee shall establish procedures for (i) the receipt, retention, investigation and resolution of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters.
      9.     Ethics Policy Oversight. The Committee shall periodically, at its discretion, inquire of management and the External Auditor as to their knowledge of (i) any violation of the Ethics Policy, (ii) any waiver of compliance with the Ethics Policy, and (iii) any investigations undertaken with regard to compliance with the Ethics Policy. The Committee shall not have the power to grant waivers to the Ethics Policy. Any waiver of the Ethics Policy with respect to a director or executive officer may only be granted by the Board. All waivers granted by the Board shall be promptly reported to the entire Board and be publicly disclosed as required by the rules and regulations of the SEC and NASDAQ.
      10.     Related Party Transactions. The Company shall not enter into a related party transaction unless such transaction is approved by the Committee after a review of the transaction by the Committee for potential conflicts of interest. A transaction will be considered a “related party transaction” if the transaction would be required to be disclosed under Item 404 of Regulation S-K.
      11.     Special-Purpose Entities and Off-Balance Sheet Transactions. The Committee shall periodically meet with management and the External Auditor to review and assess all “special-purpose” entities of the Company and all complex financing transactions involving the Company, including all related off-balance sheet accounting matters.
      12.     Assessments and Reports.

12.1. Charter Assessment. The Committee shall annually review and reassess the adequacy of this Charter and advise the Board of its assessment and of its recommendation for any changes to the Charter. The Committee shall, if requested by management, assist management with the preparation of a certification to be presented annually to the NASDAQ Stock Market affirming that the Committee reviewed and reassessed the adequacy of this Charter.

12.2. Proxy Statement Report. The Committee shall prepare an annual report as required by the rules and regulations of the SEC and submit it to the Board for inclusion in the Company’s proxy statement prepared in connection with its annual meeting of stockholders.
      13.     General.

13.1. Financial Statement Responsibility. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements and disclosures, and the External Auditor is responsible for auditing year-end financial statements and reviewing quarterly financial statements and conducting other procedures. It is not the duty of the Committee to certify the Company’s financial statements, to guarantee the External Auditor’s report, or to plan or conduct audits. Since the primary function of the Committee is oversight, the Committee shall be entitled to rely on the expertise, skills and knowledge of management, the External Auditor and other experts and the accuracy of information provided to the Committee by such persons in carrying out its oversight responsibilities. Nothing in this Charter is intended to change the responsibilities of management and the External Auditor.

13.2. Charter Guidelines. While the responsibilities of the Committee set forth in Section 4 through 12 above are contemplated to be the principal recurring activities of the Committee in carrying out its oversight function, these responsibilities are to serve as a guide with the understanding that the Committee may diverge from them as it deems appropriate given the circumstances.
*****

Appendix B
September 8, 2005
BUSINESS ETHICS POLICY
OF
CRAFTMADE INTERNATIONAL, INC.
      The purpose of this Business Ethics Policy (this “Policy”) is to describe standards of conduct and business ethics expected of the directors, officers and employees (the “Covered Persons”) of Craftmade International, Inc. and all of its subsidiaries and affiliates (the “Company” or “Craftmade”). If a situation arises with respect to this Policy about which any Covered Person may have a concern, question or require an interpretation, the matter should be reviewed promptly with Ric DeCastro, the Company’s officer in charge of implementing these policies (the “Policies Officer”). Unless otherwise specifically noted, the guidelines outlined in the Policy apply across the Company, in all businesses, states, regions, and countries. The Company expects its Covered Persons to exercise the highest degree of professional business ethics in all actions they undertake on behalf of the Company. In furtherance of that objective the Company expects its Covered Persons to act in accordance with the policies set forth herein at all times. The policies will be strictly enforced. The Company will take disciplinary action (including, where appropriate, dismissal) with respect to those involved in any violations of the standards. In addition, in the event that acts or omissions of a Covered Person are illegal and subject to criminal penalties, the Company will seek legal counsel to determine the course of action to be taken by the Company with respect to such acts or omissions and then act accordingly.
GENERAL STATEMENT

•	The Company and its Covered Persons shall comply with all applicable legal requirements of the United States and each state or foreign country in which the Company conducts its business, including, without limitation, any laws and regulations related to antitrust and competition, protection of the environment, public health and safety and intellectual property.

•	Covered Persons shall not enter into verbal agreements that are not confirmed in writing within a reasonable period of time by such Covered Person’s supervisor or other appropriate authority of the Company.

•	The use of assets of the Company for any unlawful or improper purpose is prohibited.

•	No undisclosed or unrecorded fund or asset of the Company shall be established or maintained for any purpose.

•	No false or misleading entries shall be made in the books or records of the Company for any reason, and no Covered Person shall engage in any arrangement that results in such entries.

•	No payment on behalf of the Company shall be approved without adequate supporting documentation or shall be made with the intention or understanding that any part of the payment is to be used for any purpose other than that described by the documents supporting the payment.

•	Expense account reimbursements to Covered Persons shall be made only for proper business expenses that are adequately described.

•	No confidential information concerning the Company shall be used or revealed within or outside the Company without proper authorization and purpose.

•	The use of Company materials or equipment by Covered Persons for personal purposes is prohibited, unless specifically authorized.

•	Compliance with generally accepted accounting principles and established internal control procedures is required at all times.

•	Compliance with the Company’s written securities law compliance policy is required at all times.

COMMUNICATIONS
      The Chief Executive Officer (“CEO”) and senior officers are responsible for making public communications about the financial and business condition of the Company and are to cause full, fair, accurate, timely and understandable disclosure in reports and documents filed with the Securities and Exchange Commission and in other public communications about the Company.
Authorized Spokespersons
      The Company speaks to the financial community and its stockholders through authorized representatives. The Chairman and the CEO, Executive Vice President and the Chief Financial Officer (“CFO”) are authorized to communicate on behalf of the corporation to analysts, securities market professionals and major stockholders of the corporation.
      Other officers or employees of the corporation may from time to time communicate with analysts and investors as part of the Company’s investor relations program. In such instances, an authorized representative will also be present. No employee is authorized to communicate business or financial information about the Company that is non-public, material information, except through the Company sanctioned public disclosure or for business purposes under a non-disclosure agreement.
      Employees, except as specified in this policy, shall not communicate to analysts and investors and shall refer all questions to the head of Investor Relations or, in his or her absence, another authorized representative.
Analyst Communications
      The Company participates in conferences sponsored by securities firms and other investor conferences. In the event of the release of material information, the Company will issue a media release describing the information. The Company may, in some circumstances, also file a Form 8-K providing the same information. The Company will observe a “quiet period.” A “quiet period” is a period of time during which the Company will not engage in discussions with analysts. The Company will notify the public of the timing of the quiet period by posting this information on its web-site.
MISUSE OF “INSIDER INFORMATION”
      Covered Persons who know of any material fact about the Company, a customer or a supplier, that has not been disclosed to the public (commonly known as “insider information”) may not engage in any transaction in the Company’s or such other corporations’ securities until such information has been disclosed to the public. Neither may Covered Persons directly nor indirectly engage in transactions through their families or others while in possession of insider information. In addition, Covered Persons may not provide insider information to other persons. Insider information is information that, if known, could affect an investor’s decision to buy or sell the Company’s or other corporations’ securities. Examples of such information include sales and earnings figures, plans for stock splits or dividends, proposed acquisitions or mergers, new product lines, etc. Improper use of insider information can lead to civil and criminal actions against the Covered Person and the Company. Covered Persons with questions about this should consult with the CFO prior to trading in the Company’s, its customers or suppliers’ or other corporations’ securities.
      The Company will also talk to individual analysts to provide additional background information concerning its business. Similarly, the Company will continue to participate in other public forums at which analysts or investors could be present, including industry seminars, trade shows, employee and annual stockholder meetings. If the Company determines that material, non-public information inadvertently has been disclosed in these meetings, appropriate public disclosure will be made promptly. The Company does not endorse analyst projections and does not update changes going forward. Further, there should be no written exchange of comments with analysts; however, a record of any comments should be filed with our Investor Relations department for record purposes.

WORKPLACE ACTIVITIES
      The Company is committed to providing a work environment where all employees can work together comfortably and productively. To this end, the Company supports and promotes the concept of equal employment opportunity in accordance with all applicable laws and guidelines and will not tolerate the discrimination of individuals with regard to race, color, religion, natural origin, sex, age, disability, pregnancy or veteran status. In addition, the Company will not allow verbal or physical conduct by an Employee that harasses, disrupts or interferes with another’s work performance or that creates an intimidating, offensive or hostile environment. An employee who is found to have engaged in the discrimination or harassment of another employee will be subject to disciplinary action, up to and including discharge. For further information regarding the Company’s workplace policies, please see the Company’s Employee Guidelines.
POLITICAL ACTIVITIES AND CONTRIBUTIONS
      The Company will not make any contribution or expenditure to or for any political party, committee or candidate for any public office, or to any person for any political purpose whatsoever, regardless of whether it is proposed to be made in the United States or in a foreign country or whether it would or would not be in violation of local law. “Contribution or expenditure” includes any direct or indirect payment, distribution, loan, advance, deposit, gift, purchase of tickets to dinners or other fund raising events, services (including transportation), equipment or any other thing of value made to or for political candidates, parties or committees.
      Although the Company encourages all Covered Persons to participate individually in civic affairs and in the political process, the Company will not reimburse any Covered Person for any expenses incurred in connection with those activities. Covered Persons who engage in civic or political affairs must do so on their own time and at their own expense and may not use Company facilities or resources in doing so without permission from the Company’s Policies Officer.
      Any Covered Person requested by another Covered Person of the Company to contribute Company time, money, facilities or resources to a political campaign or party should immediately decline to do so, stating that this Company’s corporate policy prohibits its involvement in or support of political activities. The Covered Person should promptly report the request in accordance with the reporting procedures described on page 10.
COMPUTER SECURITY AWARENESS AND CONFIDENTIALITY
      Covered Persons should not, without prior written authorization from the appropriate authority, acquire, use, access, copy, remove, modify, alter or disclose to any third parties, any confidential information for any purpose other than to perform their job responsibilities or in furtherance of expressly stated Company-sponsored activities (such as payroll deductions for United Way).
      All software and data on Company computers, whether in production or being tested by the Company, are the sole and exclusive property of the Company. Each officer or employee is responsible for protecting and preserving data for Company use.
      Officers and employees should not use on any Company computer any software that is not properly licensed. No data should be downloaded from bulletin boards or network services without written authority from the appropriate authority. Additionally, the data must be scanned by virus detection software immediately. Officers and employees should not run personal software on Company computers without prior written authorization from the appropriate authority. Under no circumstances should officers or other employees duplicate Company-owned or licensed software without prior written authorization from the appropriate authority. Such software includes that which is externally purchased or internally developed. The copying of such software may be illegal, as outlined in the software licensing agreement, and could result in fines and penalties to the Company and/or the particular officer or employee.
      Officer and employee passwords must be protected from disclosure to any individuals. Officers and other employees should protect any Company-owned or provided personal computer to ensure that its data, software, and hardware are not misused. Each officer and other employee assumes responsibility for all activity performed with the use of his or her identification or password.
      Should a Covered Person become aware of a breach in security of any kind, such Covered Person should immediately notify the appropriate authority. Covered Persons should take all appropriate action, whether by instruction, agreement or otherwise, to ensure the protection, confidentiality and security of confidential information.
PAYMENTS TO GOVERNMENT OFFICIALS AND PERSONNEL
      The Company’s relationships with governmental agencies and their personnel in the United States and foreign countries shall be conducted so that full disclosure of the conduct will not impugn or jeopardize the Company’s integrity or reputation. Accordingly, payments to government personnel, including gifts of substantial value or lavish entertainment, shall not be permitted, whether the payment is made by use of the Covered Person’s personal funds or assets or those of the Company, and whether made directly or indirectly through consultants, advisors, suppliers, customers or others. This prohibition shall not prevent the Company from engaging in business transactions with governmental employees who may also be engaged in private business, provided such transactions are approved by the Company’s Policies Officer. If any proposed transaction may exceed $1,000 in value, the Company’s Policies Officer shall submit the proposal to the Audit Committee for approval.
USE OF AGENTS AND OTHERS TO ASSIST IN OBTAINING
AND PERFORMING CONTRACTS OR SALES
      From time to time the Company may elect to use special consultants, distributors, representatives and agents to assist in obtaining sales or performing contracts. These representatives must be bona fide professional individuals or organizations, they must render bona fide services, and their remuneration must be limited to a reasonable fee for their services. Any and all services rendered by these representatives must be pursuant to a written contract executed by an officer of the Company. No representative may be employed by this Company if connected, directly or indirectly, to the prospective customer or to an official of a prospective customer, unless authorized in advance in writing by an officer of the Company. If the prospective customer is an agency or political subdivision of a government or if the fees or remuneration to the proposed representative could exceed $1,000 annually, the Covered Persons involved should inform the Company’s Policies Officer who shall submit the arrangement to the Audit Committee for approval.
RECORDING AND AUDITING TRANSACTIONS
      No Covered Person shall intentionally falsify any memorandum, record or document of the Company or intentionally make a materially false or misleading statement to an accountant in connection with any examination or audit of the Company’s financial affairs. Any request of a Covered Person to do so should be promptly reported in accordance with the procedures described on page 10.
      Authority to open and maintain bank accounts and to arrange for the deposit or withdrawal of corporate funds has been delegated by resolution of the Board of Directors to specified personnel. All withdrawals from approved accounts shall be only by corporate check or by interbank transfer to other Company accounts, and no check may be issued to “cash” or to a numbered bank account unless other information sufficient to identify the person receiving the benefit or the purpose of the payment appears on the face of the check. No check may be issued in a transaction that involves the direct or indirect setting aside or earmarking of funds, accounts or monies which, regardless of purpose, are not clearly recorded and accessible to and understandable by the Company’s auditors.

CONFLICTS OF INTEREST
      The Company expects the undivided loyalty of its Covered Persons in the conduct of Company business. It is important that Covered Persons be free from any financial interests or other relationships that might conflict with the best interests of the Company. Accordingly, each Covered Person shall avoid any investment or other interest in another business that would conflict with the proper performance of their duties or responsibilities for the Company or that might interfere with their independence of judgment with respect to transactions between the Company and such other business.
      While it is impossible to list all the situations in which possible conflicts might arise, examples are as follows:

•	To give or receive tangible gifts of more than $1,000 value that are in any way connected with business relationships;

•	To lend to or borrow from individuals or concerns that do business with or compete with the Company, except banks and other financial institutions;

•	To serve as an officer, director, employee or consultant of, perform services for or receive income from any enterprise doing business with or competing with the Company, or seeking to do so;

•	To own an interest in or engage in the management of an organization providing services or products to the Company, or to which the Company sells or with which it competes, except when the interest (a) comprises publicly traded securities listed on a national securities exchange, NASDAQ or the OTC margin list and is not in excess of one percent of the securities of such company; (b) is in a bank or financial institution or (c) is in a mutual fund; provided, however, that the limitation shall not apply when the services or products are provided pursuant to a bidding process or are provided on terms no less favorable to the Company than could be obtained from independent third parties;

•	To accept compensation from outsiders for services or products for which he is being paid by the Company;

•	To speculate or deal in materials, equipment, supplies, products, lands, leases or properties purchased or sold by the Company, or for which negotiations to purchase, acquire or sell are pending or may reasonably be anticipated;

•	To receive (other than from the Company) any compensation, bonus or commission in connection with any transaction relating to the Company’s business;

•	To cause, either directly or indirectly, the Company to knowingly enter into a business transaction with a relative of a Covered Person or a business enterprise of such relative without prior written approval by an officer of the Company.

•	Knowingly to buy or sell for his own account or the account of a relative of a Covered Person any security or other interest that the Company may be considering buying or selling, or has decided to buy or sell, until the Company’s decision has been completely executed and publicly announced.

•	To transmit any knowledge of any considerations or decisions or any information, which might be prejudicial to the interests of the Company to any person, except as may be necessary for the proper discharge of his responsibilities for the Company.
      If a Covered Person finds that he or she has, or is considering the assumption of, a financial interest or outside relationship that might involve a conflict of interest, or if he or she is in doubt as to the proper application of this policy, he or she should promptly make all the facts known to the Company’s Policies Officer and refrain from any exercise of responsibility in any manner which might reasonably be considered to be affected by such adverse interest. Craftmade’s Policies Officer shall submit the arrangement to the Audit Committee, and the final decision as to the existence of a conflict of interest shall be made by the Audit Committee after consultation with the Company’s Policies Officer.

INTELLECTUAL PROPERTY
      All Covered Persons shall observe and use their best efforts to protect any patent, trademark, copyright, trade secret, proprietary technology, confidential information or any other intellectual property right of the Company. In addition, Covered Persons shall not knowingly infringe or otherwise violate any valid intellectual property right of any third party in connection with the performance of their duties for the Company.
ANNUAL REPORT
      Certain officers and key employees of the Company will be required annually to submit Compliance Reports to the Company’s Policies Officer, who will then submit an overall Compliance Report on behalf of the Company to the Audit Committee of Craftmade’s Board of Directors. The Company reserves the right to request (i) any Covered Person to submit a Compliance Report at any time or as frequently as it may deem advisable and (ii) any further relevant information from any Covered Person the Company deems necessary.
REPORTING
      A Covered Person should immediately report any violation of the standards to his supervisor and the Policies Officer. Any supervisor who is informed by a Covered Person of a violation of the guidelines should report the infraction to the Company’s Policies Officer, who will also report to the Audit Committee. If a Covered Person’s supervisor is involved in the policy violation, the Covered Person should report the breach to the Company’s CEO.
      Prohibited actions by the CEO and senior financial officers must be reported to the Chairman of the Audit Committee of the Board of Directors. Suspected violations may be reported on a confidential basis by detailing the facts related to the suspected misconduct or violation either in a letter mailed to:

R. Don Morris
1700 Gails Lane
Rockwall, Texas 75087-2122
or in a voicemail left at:
(972) 772-8038.
      Suspected violations or concerns regarding questionable accounting or audit matters may also be reported by officers and employees directly to the Audit Committee on a confidential basis through the address or phone number above. Please indicate in your message or in the envelope that the matter is to be addressed by and reviewed solely by the Audit Committee.
      The Company will not retaliate against any Covered Person for reporting another person’s suspected violation of this Policy, for providing to a law enforcement officer any truthful information relating to the commission or possible commission of any federal offense, or for providing information on actions such officer or employee reasonably believes to be violations of securities laws, rules of the Securities and Exchange Commission, or other federal laws relating to fraud against stockholders.
COMPLIANCE AND DISCIPLINARY ACTION
      Any officer or employee who violates any of the provisions of this Policy, or knowingly permits an officer or employee under his or her supervision to do so, may be subject to disciplinary action, up to and including termination of employment. Any officer or employee having knowledge of, but failing to report, any violation of this Policy may be subject to similar disciplinary action.
      Any suspected violation of this Policy will be reviewed by the Policies Officer and, if appropriate, law enforcement authorities will be notified.
      The Company will support criminal prosecution of Covered Persons involved in any violation of this Policy, which constitutes criminal conduct, regardless of restitution. This support will include, but not be limited to, cooperation with respect to the availability of witnesses, documents and any necessary financial expenditures. In addition, when appropriate, the Company may institute civil proceedings against violators of this Policy.
WAIVER
      Any waiver of this Policy with respect to a director or executive officer may only be granted by the Board of Directors. All waivers granted by the Board of Directors shall be promptly reported to the entire Board and be publicly disclosed as required by the rules and regulations of the SEC and NASDAQ.
      Please review this Business Ethics Policy carefully. Once you have done so, please acknowledge you have read and understand it by signing your name on the attached acknowledgment page.

ACKNOWLEDGMENT PAGE
OF BUSINESS ETHICS POLICY
      I have received a copy of the Business Ethics Policy of Craftmade International, Inc., dated                    ,                     ,                     , and will comply with the provisions included therein.

Acknowledged and accepted by:

Name of Covered Person:

      I have delivered to the Employer whose name appears above a copy of the Business Ethics Policy of Craftmade International, Inc., dated                    ,                     ,                     .

Name:

Date:

Annual Meeting Proxy Card

A Election of Directors
1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold		For	Withhold		For	Withhold

01 - James Ridings	☐	☐	04 - A. Paul Knuckley	☐	☐	07 - William E. Bucek	☐	☐
02 - Clifford Crimmings	☐	☐	05 - Lary C. Snodgrass	☐	☐	08 - L. Dale Griggs	☐	☐
03 - John S. DeBlois	☐	☐	06 - R. Don Morris	☐	☐	09 - Richard T. Walsh	☐	☐
B Issue
The Board of Directors recommends a vote FOR the following proposal.

		For	Against	Abstain

2.	Ratify the Appointment of BDO Seidman, LLPas	☐	☐	☐
independent auditors.
In their discretion, the Proxies are authorized to
vote upon such other business or matters as may
come before the meeting or any adjournment thereof.
C Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
Where there is more than one owner, each should sign. When signing as attorney, administrator, executor, guardian, or trustee, please add your full title as such. If executed by a corporation or partnership, the proxy should be signed in the corporate or partnership name by a duly authorized officer or other duly authorized person indicated such officer’s or other person’s title.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)
/ /

Proxy — Craftmade International, Inc.

This Proxy is Solicited By and On Behalf of the Board of Directors
Proxy — Annual Meeting of Stockholders — November 29, 2005
The undersigned, revoking all previous proxies, hereby appoint(s) James Ridings, John S. DeBlois, and Clifford Crimmings, or any of them, Proxies, with full power of substitution to represent and to vote all shares of Common Stock, $0.01 par value, of Craftmade International, Inc. owned by the undersigned at the Annual Meeting of Stockholders to be held at the Company’s corporate office, 650 South Royal Lane, Suite 100, Coppell, Texas 75019 on Tuesday November 29, 2005, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the persons named herein will vote thereof in accordance with their best judgement. All powers may be exercised by all of said Proxies or substitutes voting or acting or, if only one votes or acts, then by that one. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.
The shares represented by this proxy will be voted as directed. Unless revoked, this proxy shall terminate on November 30, 2005, the day after the stockholders meeting, or if the meeting is continued or adjourned, the day after the continuation or adjournment. IF NO SPECIFIC DIRECTION IS GIVEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1, FOR PROPOSAL 2 AND, IN THE DISCRETION OF THE PROXIES, UPON ANY OTHER BUSINESS.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.
IMPORTANT: TO BE SIGNED AND DATED ON REVERSE SIDE